Subsequent events (Tables)	12 Months Ended
Dec. 31, 2020
BPL Plasma, Inc.
Events after the Reporting Period
Disclosure of detailed information about business combination

	Thousand of Euros	Thousand of US Dollars
Cost of the business combination Cash paid	313,887	382,000
Total business combination cost	313,887	382,000
Fair value of net assets acquired	14,317	17,424
Goodwill (excess of the cost of the business combination over the fair value of net assets acquired)	299,569	364,576